Exhibit 10.5

CONFIDENTIAL
Amendment No. 1 to License Agreement
This Amendment No. 1 to License Agreement (this “Amendment”) is effective as of April 23, 2020 (“Amendment Effective Date”) by and between Cascadian Therapeutics, Inc., a Delaware corporation formerly known as Oncothyreon Inc. (“Oncothyreon”), and Array BioPharma, Inc., a Delaware corporation (“Array”).
Background
A. Array and Oncothyreon entered into that certain License Agreement, dated as of December 11, 2014 (the “Agreement”).
B. The Parties wish to modify the provision of the Agreement relating to patent term extensions in order to facilitate applicable filings and avoid the loss of any rights that may otherwise be available to the Parties.
C. The Parties have mutually agreed to amend the Agreement as follows in accordance with Section 12.9 of the Agreement.
Now, therefore, in consideration of the mutual covenants and undertakings contained herein, and on the terms and subject to the conditions set forth herein, the Parties hereby agree as follows:
1.Capitalized terms used and not otherwise defined herein shall have the meaning given to such terms in the Agreement.
2.The following is hereby added as the new last two sentences of Section 7.5 of the Agreement:
“The Parties also recognize that the feasibility and efficiency are essential in applying for and pursuing such adjustment, extension or protection. As such, Array agrees to authorize and hereby authorizes Oncothyreon to act on behalf of Array, wherever applicable, to undertake the administrative tasks for applying for and pursuing such patent adjustment, extension or protection.”
3.Except as amended by this Amendment, the Agreement shall continue in full force and effect pursuant to its terms.
4.This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Amendment may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each Party hereto as if they were original signature.
5.This Amendment shall be governed by and construed and enforced in accordance with, the laws of the State of New York, U.S.A., without reference to conflicts of laws principles.
[Signatue page follows.]

Exhibit 10.5

CONFIDENTIAL
In witness whereof, Array and Oncothyreon have duly executed this Amendment as of the Amendment Effective Date.

Cascadian Therapuetics, Inc.	Array BioPharma, Inc.
By: /s/ Nancy Whiting	By: /s/ Nicholas A. Saccomano
Name: Nancy Whiting	Name: Nicholas A. Saccomano
Title: President	Title: CSO
2